ACCOUNTS AND OTHER RECEIVABLE, NET - Allowance for Doubtful Accounts (Details) - Accounts receivable - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Reconciliation of changes in allowance account for credit losses of financial assets [abstract]
Beginning of period	$ 204	$ 162
Add: increase in allowance	240	140
Deduct: bad debt write-offs	(50)	(54)
Foreign currency translation and other	(46)	(44)
End of period	$ 348	$ 204